Exhibit 99.7

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case:            divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit:               Corporate (1)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING JULY 31, 2004

Comes Now, divine, inc. et. al. - Corporate Business

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing July 1, 2004 and ending July 31, 2004 as shown by the report and exhibits consisting of 16 pages and containing the following, as indicated:

☒            Monthly Reporting Questionnaire (Attachment 1)

☒            Comparative Balance Sheets (Forms OPR-1 & OPR-2)

☒            Summary of Accounts Receivable (Form OPR-3)

☒            Schedule of Post-petition Liabilities (Form OPR-4)

☒            Income Statement (Form OPR-5)

☒            Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	August 26, 2004		DEBTOR (S)-IN-POSSESSION

		By:	/s/ James Boles
(Signature)

(Signature)
		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-3879

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #1

July 31, 2004

Name	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid

No executives were paid in July.

			—	—	—	—	—	—

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #2

July 31, 2004

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through		Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500273	$200,000	Loss Limit	8/18/2005	8/18/2005		$351.00
			$200,000	Quake
			$200,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500273	$2,000,000	General Aggregate Per Location	8/18/2005	8/18/2005			(4)
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500273	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2004	8/18/2004	(2)	$1,500.00

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA 8502193	Statutory	Workers Compensation	8/18/2004	8/18/2004	(2)	$2,850.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through		Premium Amounts

				Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	(3)	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	(3)	$1,327,405.00

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004		$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004		$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004		$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004		$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007	10/18/2007		$650,000.00

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007	12/5/2007		$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007	12/5/2007		$255,404.00

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007	12/5/2007		$157,381.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00

						Total	$6,200,074.00

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity

(2) Coverage on the Auto and Workers Compensation was cancelled as of June 1, 2004 and a refund was received on both policies.

(3) Coverage expired February 25, 2004 and was not renewed.

(4) Premium is included in the $351.00 paid for the property insurance as noted above.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

July 31, 2004

Bank Accounts

	Operating	Control Disbursement	Escrow Account Pledge Funds	Rowecom(2)	Flexible Benefit	Capital Account	Escrow Account	Total

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	Commerce Bank	CITCO	Citizens Bank
	G/L 10020	G/L 10200	10110	N/A	G/L 10010	G/L 10010	G/L 10045

From	divine, inc.	divine, inc.	divine, inc.	divine, inc.	Digital Archaeology Corp.	Latin America Econet Works	Mintz Levin & Warner Stevens & Dolby as Escrow Agents for Enivid a.k.a. Divine

Account Number:	5800146796	5590036975	600119.1	400622.1	590825448	0012-614946-300	113551-665-8

Beginning Book Balance:	370,120.32	$2,986,368.31	$1,585,748.26	$2,139,665.82	$3,632.48	$666,688.70	$48,809,038.70	56,561,262.59

Plus:
Deposits	0.00	149,282.99	766.35	0.00	0.00	$596.49	$51,076.62	$201,722.45

Less:
Disbursements	0.00	(346,469.77)	(1,517.00)	0.00	0.00	$0.00	$(1,373,128.06)	$(1,721,114.83)

Other:
Transfers In (Out)	0.00	0.00	0.00	0.00	0.00	$0.00	$0.00	0.00

Ending Book Balance	$370,120.32	$2,789,181.53	$1,584,997.61	$2,139,665.82	$3,632.48	$667,285.19	$47,486,987.26	$55,041,870.21

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)  Although the account is styled divine, inc., the account contains money for payments for subscriptions from RoweCom customers (money required to be held in escrow until paid to publishers for subscriptions). Throughout the bankruptcy the only disbursements made from the account have been made pursuant to court orders obtained in the RoweCom Bankruptcy.  Account is not included on Divine’s financial statements.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate(1)

Monthly Reporting Questionnaire - Question #4

July 31, 2004

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount
Looney & Grossman	1012	7/27/04	121,125.92
Stewart F. Grossman	1013	7/27/04	69,699.90
Turnaround Crisis Management	1014	7/27/04	238,506.91
Ernst & Young LLP	1015	7/27/04	426,907.40
Warner Stevens & Dolby	1016	7/27/04	296,555.09
Latham & Watkins	1017	7/27/04	15,806.44
Mintz, Levin, Cohn	1018	7/27/04	40,175.09
WoodWay Associates, LLC	1019	7/27/04	113,768.37
Warner Stevens & Dolby	1020	7/27/04	31,887.29
Riley & Esher	1021	7/27/04	12,292.75
Goodmans, LLP	1022	7/27/04	6,402.90
Payments to Professionals			1,373,128.06

Prepetition Payments

*Partial settlement of priority tax portion of Illinois Department of Revenue Claim #3481 in the amount of $13,355 for $11,487.00; the remainder of the claim is unsecured.

*Settled Data Return claims 1154 & 1155 in the amount of $13,338.35 for $3,500.00 additional payment of $67,000 represented APA settlement of working capital adjustments.

*Settled SAP America, Inc. claims #2863 and #1369 in the amount of $301,043.80 for $40,000.00.

Notes:

(1)  Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

COMPARATIVE BALANCE SHEETS

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-1

Month Ended:

	28-Feb-04	31-Mar-04	30-Apr-2004		31-May-2004	30-Jun-2004	31-Jul-2004

ASSETS

CURRENT ASSETS

Cash	54,700,068.72	56,896,392.55	56,579,443.72		56,287,588.96	54,421,596.77	52,902,204.39
Restricted cash	3,262,637.84	2,139,665.82	0.00	(2)	0.00	0.00	0.00
Accounts Receivable, Net (OPR-3)
Prepaid expenses and deposits	5,659,947.49	5,659,947.49	5,659,947.49		5,659,947.49	5,659,947.49	5,659,947.49
Investments	2,476,668.12	0.00	0.00		0.00	0.00	0.00
Other	923,766.00	923,765.79	923,765.79		923,765.79	923,765.79	923,765.79

TOTAL CURRENT ASSETS	67,023,088.17	65,619,771.65	63,163,157.00		62,871,302.24	61,005,310.05	59,485,917.67

PROPERTY, PLANT AND EQUIPMENT, AT COST	180,012.00	180,012.00	180,012.00		180,012.00	180,012.00	180,012.00

Less Accumulated Depreciation	0.00	0.00	0.00		0.00	0.00	0.00

NET PROPERTY, PL/Prepetition Payments	180,012.00	180,012.00	180,012.00		180,012.00	180,012.00	180,012.00
Goodwill
OTHER ASSETS	435,619.00	435,619.00	435,619.00		435,619.00	435,619.00	435,619.00

TOTAL ASSETS	67,638,719.17	66,235,402.65	63,778,788.00		63,486,933.24	61,620,941.05	60,101,548.67

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2) Previously included $2,139,665.82 of restricted cash held in divine, inc.’s name but related to the creditors of RoweCom, Inc.; this account is not included on divine’s books and records and should not be included in assets of estate.

COMPARATIVE BALANCE SHEETS

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-2

Month Ended:

	28-Feb-04	31-Mar-04	30-Apr-04	31-May-04	30-Jun-04	31-Jul-04

LIABILITIES

POST PETITION LIABILITIES	2,319,674.00	2,467,581.00	1,942,505.13	1,975,092.75	2,099,063.23	2,239,488.28

Priority Debt	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00
Unsecured Debt	23,623,323.00	23,623,323.00	23,623,323.00	23,623,323.00	23,623,323.00	23,623,323.00

TOTAL PRE-PETITION LIABILITIES	25,562,343.13	25,939,512.00	25,939,512.00	25,939,512.00	25,939,512.00	25,939,512.00

TOTAL LIABILITIES	27,882,017.13	28,407,093.00	27,882,017.13	27,914,604.75	28,038,575.23	28,179,000.28

DEFERRED REVENUE	—	—	—	—	—	—
FACILITIES IMPAIRMENT	—	—	—	—	—	—

INTERCOMPANY/SUBSIDIARY EQUITY	39,756,702.04	37,828,309.65	35,896,770.87	35,572,328.49	33,582,365.82	31,922,548.39

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	67,638,719.17	66,235,402.65	63,778,788.00	63,486,933.24	61,620,941.05	60,101,548.67

Notes:

Cash secured letters of credit (which are not included above) are:

January 31, 2004	$1,478,278
February 29, 2004	$1,478,278
March 31, 2004	$0.00
Arpil 30, 2004	$0.00
May 31, 2004	$0.00
June 30, 2004	$0.00
July 31, 2004	$0.00

All Letters of Credit have been drawn and the previously restricted/pledged monies will be released by the bank upon a court motion being filed.

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.	FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)	Rev 7/92
Business Unit: Corporate (1)
FORM OPR-3

Month Ended	31-Jul-04

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

1/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

2/29/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

3/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

4/30/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

5/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

6/30/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

7/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

July 31, 2004

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	749,923	749,923	—	—	—	—
Property taxes - real		2004			—	—	—	—
Property taxes - personal		2004	279,750	279,750	—	—	—	—
Sales and use taxes		2004	—	—	—	—	—	—

Employment taxes:
Federal Income Tax			—	—	—	—	—	—
FICA - Employers			—	—	—	—	—	—
FICA - Employees			—	—	—	—	—	—
Medicare - Employer			—	—	—	—	—	—
Medicare - Employee			—	—	—	—	—	—
Federal Unemployment Tax			—	—	—	—	—	—
State Income Tax			—	—	—	—	—	—
State Unemployment Tax	10/31/03		73,777	—	—	—	—	73,777

Other taxes			—	—	—	—	—	—

Total Taxes Payable			1,103,450	1,029,673	—	—	—	73,777

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Corporate Accounts Payable *			554,011	422,148	—	108,424	—	23,439
Corporate Salary & Benefits Accrual			—	—	—	—	—	—
Corporate Professional Fee Accrual			584,485	584,485	—	—	—	—
Corporate Due to Acquirers			(2,458)	—	—	2,101	5,736	(10,294)

TOTALS			2,239,488	2,036,306	—	108,424	—	97,216

* See attached Schedule

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the "Software" business unit and the "Corporate" business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the "Software" and "Hosting" business unit Monthly Operating Reports reflect virtually no activity.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

July 31, 2004

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

AT&T (78405)	5-Jun-03	(22,852.01)	—	—	—	—	—	(22,852.01)
AT&T (79112)	26-May-03	(1,059.53)	—	—	—	—	—	(1,059.53)
Bill McMonigal	29-Apr-03	(195.70)	—	—	—	—	—	(195.70)
Bruce Rusk	1-Apr-03	(945.11)	—	—	—	—	—	(945.11)
Ernst & Young LLP	Mar Fees	(4,569.00)	(4,569.00)
Ernst & Young LLP	Apr Fees	(26,287.00)	(26,287.00)
Ernst & Young LLP	May Fees	(25,899.80)	(25,899.80)
Ernst & Young LLP	June Fees	(46,248.60)	(46,248.60)
Goodmans, LLP	Mar Fees	(470.16)	(470.16)
Goodmans, LLP	Apr Fees	(828.78)	(828.78)
Goodmans, LLP	May Fees	(168.32)	(168.32)
Goodmans, LLP	June Fees	(589.01)	(589.01)
Grossman	Mar Fes	(7,569.25)	(7,569.25)
Grossman	Apr Fees	(6,149.75)	(6,149.75)
Grossman	May Fees	(6,468.50)	(6,468.50)
Grossman	June Fees	(7,669.80)	(7,669.80)
I O S Capital	22-Jun-03	(437.33)	—	—	—	—	—	(437.33)
Jeff Mullins	1-Apr-03	(24.99)	—	—	—	—	—	(24.99)
Jeffrey Schultz	29-Apr-03	(42.29)	—	—	—	—	—	(42.29)
Jenner & Block, LLC	22-Aug-03	(2,979.35)	(2,979.35)	—	—	—	—	—
Jenner & Block, LLC	1-Oct-03	0.26	0.26	—	—	—	—	—
Jenner & Block, LLC	Mar Fees	(3,267.30)	(3,267.30)
Jenner & Block, LLC	Apr Fees	(7,303.20)	(7,303.20)
Jenner & Block, LLC	May Fees	(4,486.80)	(4,486.80)
Latham & Watkins LLP	Mar Fes	(2,547.40)	(2,547.40)
Latham & Watkins LLP	Apr Fees	(1,287.10)	(1,287.10)
Latham & Watkins LLP	May Fees	(1,336.40)	(1,336.40)
Latham & Watkins LLP	June Fees	(1,747.50)	(1,747.50)
Looney & Grossman	Mar Fes	(1,336.20)	(1,336.20)
Looney & Grossman	Apr Fees	(5,246.10)	(5,246.10)
Looney & Grossman	May Fees	(5,426.10)	(5,426.10)
Looney & Grossman	June Fees	(13,109.20)	(13,109.20)
McDonald Investments, Inc	Mar Fes	(1,365.90)	(1,365.90)
Merrill Communications	28-Jun-04	(3,429.18)			(3,429.18)
Merrill Communications	3-Jun-04	(25,940.00)			(25,940.00)

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Merrill Communications	28-Jun-04	(4,373.72)			(4,373.72)
Merrill Communications	28-Jun-04	(67,727.60)			(67,727.60)
Merrill Communications	28-Jun-04	(4,507.96)			(4,507.96)
Merrill Communications	26-Jun-04	(2,445.78)			(2,445.78)
Michael Stuhl	22-May-03	(54.40)	—	—	—	—	—	(54.40)
Mintz,Levin,Cohn,Glovsky&Popeo	Mar Fees	(9,652.95)	(9,652.95)
Mintz,Levin,Cohn,Glovsky&Popeo	Apr Fees	(6,549.40)	(6,549.40)
Mintz,Levin,Cohn,Glovsky&Popeo	May Fees	(4,859.45)	(4,859.45)
Mintz,Levin,Cohn,Glovsky&Popeo	June Fees	(3,669.15)	(3,669.15)
Peter Quintas	1-Apr-03	(109.90)	—	—	—	—	—	(109.90)
Philip Maddox	27-Mar-03	(485.78)	—	—	—	—	—	(485.78)
Riley & Esher LLP	Mar Fees	(2,870.25)	(2,870.25)
Riley & Esher LLP	Apr Fees	(2,110.25)	(2,110.25)
Riley & Esher LLP	May Fees	(1,393.40)	(1,393.40)
Riley & Esher LLP	June Fees	(1,362.75)	(1,362.75)
Skytel	26-May-03	(2,637.42)	—	—	—	—	—	(2,637.42)
Steven Roten	25-Mar-03	(95.00)	—	—	—	—	—	(95.00)
Thomas Hammergren	2-Jun-03	(929.53)	—	—	—	—	—	(929.53)
Transwestern Commercial Services	Feb Fees	(45.00)	(45.00)
Transwestern Commercial Services	Mar Fees	(81.00)	(81.00)
Transwestern Commercial Services	Apr Fees	(18.00)	(18.00)
Troutman Sanders, LLP	30-Jun-03	(1,503.75)	(1,503.75)	—	—	—	—	—
Troutman Sanders, LLP	24-Jul-03	(131.25)	(131.25)	—	—	—	—	—
Turnaround Management Group	Apr Fees	(13,525.80)	(13,525.80)
Turnaround Management Group	May Fees	(22,229.75)	(22,229.75)
Turnaround Management Group	June Fees	(22,357.00)	(22,357.00)
Verizon (28007)	21-Jun-03	(245.59)	—	—	—	—	—	(245.59)
Volt Delta Resources	1-May-03	7,460.27	—	—	—	—	—	7,460.27
Warner, Stevens & Doby, LLP	Mar Fees	(6,181.25)	(6,181.25)
Warner, Stevens & Doby, LLP	Apr Fees	(3,720.40)	(3,720.40)
Warner, Stevens & Doby, LLP	May Fees	(938.55)	(938.55)
Warner, Stevens & Doby, LLP	June Fees	(3,172.05)	(3,172.05)
Warner, Stevens & Doby, LLP	Mar Fees	(19,252.72)	(19,252.72)
Warner, Stevens & Doby, LLP	Apr Fees	(19,810.20)	(19,810.20)
Warner, Stevens & Doby, LLP	May Fees	(11,482.15)	(11,482.15)
Warner, Stevens & Doby, LLP	June Fees	(29,390.40)	(29,390.40)

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Woodway Associates, LLC	Mar Fees	(14,209.45)	(14,209.45)
Woodway Associates, LLC	Apr Fees	(15,011.02)	(15,011.02)
Woodway Associates, LLC	May Fees	(11,155.22)	(11,155.22)
Woodway Associates, LLC	June Fees	(11,109.12)	(11,109.12)
Wyllie Humphreys	25-Mar-03	(784.56)	—	—	—	—	—	(784.56)
TOTAL POST PETITION (2)		(554,011.05)	(422,147.94)	—	(108,424.24)	—	—	(23,438.87)

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2) A majority of the over 120 days Post Petition Liabilities listed above represent employee expense reports that were submitted without appropriate supporting documentation.

INCOME STATEMENT

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-5

Month Ended:

	Filing to 31-Dec-03	31-Jan-04	29-Feb-04	31-Mar-04	30-Apr-04	31-May-04	30-Jun-04	31-Jul-04	2004 Total

Total Revenues	10,989,029	—	—	—	—	—	—	—	—

Salaries & Benefits	1,516,102	—	—	—	—	—	—	—	—
Other Expenses	1,634,453	—	—	—	—	—	—	—	—

Total Cost of Rev.	3,150,555	—	—	—	—	—	—	—	—

Gross Margin	7,838,474	—	—	—	—	—	—	—	—

Salaries & Benefits	10,160,339	—	—	—	—	—	—	—	—
Subcontractors	—	27,243	38,526	38,648	31,881	30,403	34,769	21,466	222,935
Professional Fees/Services	11,275,074	413,003	600,613	844,678	618,195	514,520	2,079,399	1,549,180	6,619,587
Insurance Expense	178,992	25	(557,111)	—	—	—	—	—	(557,086)
Other Taxes	108,906	—	3,394	32,618	—	—	—	—	36,012
Rent	30,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	105,000
Moving and storage	14,534	490	401	—	—	12,224	284	292	13,692
Telecommunications	27,065	4,900	2,974	47,468	1,822	2,057	2,262	3,172	64,655
Travel and Expense Reimbursement	5,494	62	—	—	—	—	—	—	62
Other Expenses	7,509,743	15,435	7,786	911,015	5,399	6,915	430,404	125,785 (2)	1,502,739

Total Operating Expenses	29,310,142	476,158	111,583	1,889,427	672,297	581,118	2,562,118	1,714,895	8,007,596

Operating Inc/(Loss)	(21,471,668)	(476,158)	(111,583)	(1,889,427)	(672,297)	(581,118)	(2,562,118)	(1,714,895)	(8,007,596)

Interest Income	452,027	46,802	60,034	52,563	52,402	53,734	51,226	52,439	369,201
Interest Expense/Bank Fees	(72,374)	(53,315)	(1,332)	—	—	—	—	—	(54,647)
Depreciation & Amort	(3,659,280)	—	—	—	—	—	—	—	—
Other income (expense)	(1,132,500)	(1,571,346)	(814,938)	164,556	371,263	180,947	519,377.64	2,638.99	(1,147,501)
Gain (loss) on Sale of Business	(67,071,369)	—	—	—	—	—	—	—	—
Extraordinary Income/(Expense) (1)	48,845,262	—	—	—	—	—	—	—	—

Total Other Inc/(Expense)	(22,638,234)	(1,577,859)	(756,235)	217,119	423,665	234,680	570,604	55,078	(832,947)

Net Income/(Loss)	(44,109,902)	(2,054,017)	(867,818)	(1,672,308)	(248,632)	(346,437)	(1,991,514)	(1,659,817)	(8,840,544)

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)  Includes $121,987.00 of bankruptcy settlements.

STATEMENT OF SOURCES AND USES OF CASH

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-6

Month Ended:

	Filing to Dec-03	31-Jan-04	28-Feb-04	31-Mar-04	30-Apr-04	31-May-04	30-Jun-04	31-Jul-04
SOURCES OF CASH
Income (Loss) From Operations	(44,109,902)	(2,054,017)	(867,818)	(1,672,308)	(248,632)	(346,437)	(1,991,514)	(1,659,817)
Add: Depreciation, Amortization & Other Non-Cash	3,747,283	—	—	—	—	—	—	—
Subtract: Extraordinary Non-Cash Gain	(48,845,262)	—	—	—	—	—	—	—
CASH USED IN OPERATIONS	(89,207,881)	(2,054,017)	(867,818)	(1,672,308)	(248,632)	(346,437)	(1,991,514)	(1,659,817)
Decrease in Assets:
Accounts Receivable	9,070,630	—	—	—	—	—	—	—
Prepaid Expenses & Deposits	2,015,681	—	—	—	—	—	—	—
Other	4,582,290	—	—	2,476,668	—	—	—	—
Divestiture of Assets Upon Sale	170,935,344	—	—	—	13,000	—	—	—
Disbursement/Receipt from off balance sheet accounts	—	(100,000)	(355,224)	—	(2,139,666)	—	—	—
Increase in Liabilities:					—	—	—	—
Pre-Petition Liabilities	101,284	—	—	—	—	—	—	—
Post Petition Liabilities	42,807,440	—	—	—	—	54,582	125,522	140,425
	—
TOTAL SOURCES OF CASH (A)	140,304,788	(2,154,017)	(1,223,042)	804,360	(2,375,298)	(291,855)	(1,865,992)	(1,519,392)

USES OF CASH
Increase in Assets:
Accounts Receivable	(6,402,919)		—	—	—	—	—	—
Prepaid Expenses & Deposits	(247,061)	—	—	—	—	—	—	—
Other	(7,142,272)	—	—	—	—	—	—	—
Decrease in Liabilities:			—	—	—	—	—	—
Pre-Petition Liabilities	(4,630,901)	—	—	—	—	—	—	—
Post Petition Liabilities	(40,260,610)	(79,620)	(147,907)	(268,990)	(81,316)	—	—	—
Deferred Revenue	(6,246,271)	—	—	—	—	—	—	—
Divestiture of Liabilities Upon Sale	(53,962,351)	—	—	—	—	—	—	—

TOTAL USES OF CASH (B)	(118,892,386)	(79,620)	(147,907)	(268,990)	(81,316)	—	—	—
NET SOURCE (USE) OF CASH (A-B=NET)	21,412,402	(2,233,637)	(1,370,949)	1,073,350	(2,456,613)	—	(1,865,992)	(1,519,392)
CASH -- BEGINNING BALANCE (See OPR-1)	40,154,891	61,567,293	59,333,656	57,962,707	59,036,057	56,287,589	56,287,589	54,421,597
CASH -- ENDING BALANCE (See OPR-1)	61,567,293	59,333,656	57,962,707	59,036,057	56,579,444	56,287,589	54,421,597	52,902,205

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.